                                                                  EXHIBIT (n)(2)


                               AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

                                                 CLASSES OF SHARES
                                     -----------------------------------------
                                      A     B      C       I       Q       T
                                     ---   ---   -----   -----   -----   -----
ING Convertible Fund                  X     X      X      N/A      X      N/A
ING Equity and Income Fund            X     X      X      N/A      X       X
ING Financial Services Fund           X     X     N/A     N/A     N/A     N/A
ING Growth Opportunities Fund         X     X      X       X       X       X
ING Large Company Value Fund          X     X      X      N/A      X      N/A
ING LargeCap Growth Fund              X     X      X       X       X      N/A
ING MidCap Value Fund                 X     X      X      N/A      X      N/A
ING MidCap Opportunities Fund         X     X      X       X       X      N/A
ING Principal Protection Fund         X     X      X      N/A      X      N/A
ING Principal Protection Fund II      X     X      X      N/A      X      N/A
ING Principal Protection Fund III     X     X      X      N/A      X      N/A
ING Principal Protection Fund IV      X     X      X      N/A      X      N/A
ING Principal Protection Fund V       X     X      X      N/A      X      N/A
ING Principal Protection Fund VI      X     X      X      N/A      X      N/A
ING Principal Protection Fund VII     X     X      X      N/A      X      N/A
ING Real Estate Fund                  X     X      X       X       X      N/A
ING Research Enhanced Index Fund      X     X      X       X       X      N/A
ING SmallCap Opportunities Fund       X     X      X       X       X       X
ING SmallCap Value Fund               X     X      X       X       X       X
ING Tax Efficient Equity Fund         X     X      X      N/A     N/A     N/A

                               AMENDED SCHEDULE B

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

                       12b-1 DISTRIBUTION AND SERVICE FEES
                           PAID EACH YEAR BY THE FUNDS
                         (AS a % OF AVERAGE NET ASSETS)

                                       A        B        C        I       Q        T
                                     ------   ------   ------   -----   ------   ------
ING Convertible Fund                  0.35     1.00     1.00     N/A     0.25      N/A
ING Equity and Income Fund            0.35     1.00     1.00     N/A     0.25     0.75
ING Financial Services Fund           0.25     1.00      N/A     N/A      N/A      N/A
ING Growth Opportunities Fund         0.30     1.00     1.00     N/A     0.25     0.95
ING Large Company Value Fund          0.25     1.00     1.00     N/A     0.25      N/A
ING LargeCap Growth Fund              0.35     1.00     1.00     N/A     0.25      N/A
ING MidCap Opportunities Fund         0.30     1.00     1.00     N/A     0.25      N/A
ING MidCap Value Fund                 0.30     1.00     1.00     N/A     0.25      N/A
ING Principal Protection Fund         0.25     1.00     1.00     N/A     0.25      N/A
ING Principal Protection Fund II      0.25     1.00     1.00     N/A     0.25      N/A
ING Principal Protection Fund III     0.25     1.00     1.00     N/A     0.25      N/A
ING Principal Protection Fund IV      0.25     1.00     1.00     N/A     0.25      N/A
ING Principal Protection Fund V       0.25     1.00     1.00     N/A     0.25      N/A
ING Principal Protection Fund VI      0.25     1.00     1.00     N/A     0.25      N/A
ING Principal Protection Fund VII     0.25     1.00     1.00     N/A     0.25      N/A
ING Real Estate Fund                  0.25     1.00     1.00     N/A     0.25      N/A
ING Research Enhanced Index Fund      0.30     1.00     1.00     N/A     0.25      N/A
ING SmallCap Opportunities Fund       0.30     1.00     1.00     N/A     0.25     0.95
ING SmallCap Value Fund               0.25     1.00     1.00     N/A     0.25      N/A
ING Tax Efficient Equity Fund         0.35     1.00     1.00     N/A      N/A      N/A